                                   Ex. 10.54


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of this 23rd day of December, 1997 by and among RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware ("Rural/Metro" or the "Guarantor"), certain Subsidiaries of Rural/Metro designated on the signature pages hereto (collectively, the "Borrowers" and, together with Rural/Metro, the "Credit Parties"), the financial institutions who are or may become party hereto (collectively, the "Lenders"), and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina), a national banking association ("First Union"), as Agent for the Lenders (the "Agent").

                              Statement of Purpose

         The Lenders have previously agreed to extend certain credit facilities to the Borrowers pursuant to the Credit Agreement dated as of September 29, 1995, by and among Rural/Metro, as Guarantor, the Borrowers, the Lenders, and the Agent as amended by the First Amendment to Credit Agreement dated as of December 20, 1996, the Second Amendment to Credit Agreement dated as of May 29, 1997 and as supplemented by various joinder agreements executed by the Credit Parties (as so amended and supplemented and as may be further amended, restated or otherwise modified, the "Credit Agreement").

         The parties now desire to amend the Credit Agreement in order to increase the Aggregate Commitment from $175,000,000 to $200,000,000 and to reflect the revised Commitments of the Lenders on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect.

         2. Capitalized Terms. All capitalized undefined terms used in this Third Amendment shall have the meanings assigned thereto in the Credit Agreement.

         3. Modification of Credit Agreement. The Credit Agreement is hereby modified as follows:

         (a) Section 1.1 is hereby modified to delete the definition of Aggregate Commitment therein and to insert the following in lieu thereof:

                           "'Aggregate Commitment' means the aggregate amount of
                  the Lenders' Commitments hereunder, as such amount may be reduced at any time or from time to time pursuant to Section
                  2.5. The Aggregate Commitment as of the date of the Third Amendment shall be Two Hundred Million Dollars ($200,000,000).

         (b) Section 1.1 is hereby modified to add in appropriate alphabetical order the following defined term:

                           "'Third Amendment' means the Third Amendment to the
                  Credit Agreement dated as of December __, 1997 by and among the Credit Parties, the Lenders and the Agent."

         (c) Section 9.2 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                           " SECTION 9.2. Senior Debt Leverage Ratio. As of
                  March 31, 1998 and the end of any fiscal quarter thereafter, permit the ratio of (a) the difference between (i) the Consolidated Debt of Rural/Metro and its Subsidiaries less
                  (ii) the Consolidated Subordinated Debt of Rural/Metro and its Subsidiaries as of such fiscal quarter end to (b) the product of (i) Consolidated EBITDA for the period of two (2) consecutive fiscal quarters ending on such fiscal quarter end multiplied by (ii) two (2), to exceed 3.25 to 1.00. (Notwithstanding the above, for purposes of determining the Applicable Margin pursuant to Section 4.1(c) the Borrowers shall be required to calculate the Senior Debt Leverage Ratio pursuant to this Section for every fiscal quarter end.)"

         (d) Schedule 1 shall be deleted in its entirety and Schedule 1 attached hereto shall be substituted in lieu thereof.

         4. Conditions. The effectiveness of the amendments set forth herein shall be conditioned upon delivery to the Agent of the following items:

                  (a) Notes. The Borrowers shall issue and deliver to the Agent, in exchange for the Notes outstanding, new Notes, payable to each Lender in the amount of such Lender's respective Commitment as set forth on Schedule 1 attached hereto.

                  (b) Officer's Certificate. The Agent shall have received a certificate from the chief executive officer or chief financial officer of Rural/Metro, on behalf of the Credit Parties, in form and substance reasonably satisfactory to the Agent, to the effect that all representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects; that the Credit Parties are not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Third Amendment, no Default or Event of Default has occurred and is continuing; and that the Credit Parties have satisfied each of the closing conditions to be satisfied thereby.

                  (c) Closing Certificate of each Credit Party. The Agent shall have received a certificate of the secretary or assistant secretary of each Credit Party certifying, as applicable, that (i) (A) the articles of incorporation and bylaws of such Credit Party (or applicable documentation in the case of any Credit Party organized as a partnership or a limited liability company) delivered to the Agent on September 29, 1995 (or, with respect to any Credit Party who joined the Credit Agreement after the Closing Date, the date of the applicable Joinder Agreement executed by such Credit Party) have not been repealed, revoked, rescinded or amended in any respect or (B) that, if such documents have not previously been provided to the Agent, such documents are attached thereto and have not been repealed, revoked, rescinded or amended in any respect; (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party or the general partner or member of such Credit Party, as applicable, authorizing the transactions contemplated herein, the additional borrowings by the Borrowers contemplated hereunder and the execution, delivery and performance of this Third Amendment and the other documents related thereto (collectively, the "Third Amendment Documents") to which it is a party; and (iii) as to the incumbency and genuineness of the signature of each officer of such Credit Party or the general partner or member of such Credit Party, as applicable executing Third Amendment Documents to which such Credit Party is a party.

                  (d) Certificates of Good Standing. The Agent shall have received short-form certificates as of a recent date of the good standing of each Credit Party under the laws of their respective jurisdictions of organization and such other jurisdictions requested by the Agents.

                  (e) Opinions of Counsel. The Agent shall have received favorable opinions of counsel to the Credit Parties addressed to the Agent and the Lenders with respect to such Persons and the Loan Documents, as modified by this Third Amendment, reasonably satisfactory in form and substance to the Agent and the Lenders.

                           (f) Expenses of Agent's Counsel. Agent's counsel shall have received payment for all outstanding reasonable fees and expenses.

         5. Representations and Warranties/No Default. By their execution hereof, the Credit Parties hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing.

         6. Expenses. The Credit Parties shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Third Amendment and the other Third Amendment Documents.

         7. Governing Law. This Third Amendment shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina without reference to the conflicts or choice of law principles thereof.

         8. Counterparts. This Third Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date and year first above written.

                                  BORROWERS:


                                  THE AID AMBULANCE COMPANY, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  AID AMBULANCE AT VIGO COUNTY, INC.,
                                  an Indiana corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  THE AID COMPANY, INC., an Indiana
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  AMBULANCE TRANSPORT SYSTEMS, INC., a
                                  New Jersey corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  AMERICAN LIMOUSINE SERVICE, INC., an
                                  Ohio corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  BEACON TRANSPORTATION, INC., a New York
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  CITY WIDE AMBULANCE SERVICE, INC., an
                                  Ohio corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  CORNING AMBULANCE SERVICE INC., a New
                                  York corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  DONLOCK, LTD., a Pennsylvania corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  E.M.S. VENTURES, INC., a Georgia corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  EMS VENTURES OF SOUTH CAROLINA, INC., a
                                  South Carolina corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  EASTERN AMBULANCE SERVICE, INC., a
                                  Nebraska corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  EASTERN PARAMEDICS, INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  GOLD CROSS AMBULANCE SERVICES, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  GOLD CROSS AMBULANCE SERVICE OF PA.,
                                  INC., an Ohio corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  KEEFE & KEEFE, INC., a New York corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  KEEFE & KEEFE AMBULETTE, LTD., a New
                                  York corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  LASALLE AMBULANCE INC., a New York
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  MEDI-CAB OF GEORGIA, INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  MEDICAL EMERGENCY DEVICES AND
                                  SERVICES (MEDS), INC., an Arizona corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  MEDICAL TRANSPORTATION SERVICES, INC.,
                                  a South Dakota corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  MEDSTAR EMERGENCY MEDICAL SERVICES,
                                  INC., a Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  MERCURY AMBULANCE SERVICE, INC., a
                                  Kentucky corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  METRO CARE CORP., an Ohio corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  METROPOLITAN FIRE DEPT., INC., an
                                  Arizona corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  MULTI-CAB INC., a New Jersey corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                   MULTI-CARE, INC., a New Jersey corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  MULTI-CARE INTERNATIONAL, INC., a New
                                  Jersey corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  MULTI-CARE MEDICAL CAR SERVICE, INC.,
                                  a New Jersey corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  MULTI-HEALTH CORP., a
                                  Florida corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  MYERS AMBULANCE SERVICE, INC.,
                                  an Indiana corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  NATIONAL AMBULANCE & OXYGEN
                                  SERVICE, INC., a New York corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  NORTH MISS. AMBULANCE SERVICE, INC.,
                                  a Mississippi corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  PHYSICIANS AMBULANCE SERVICE, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  PROFESSIONAL MEDICAL SERVICES, INC., an
                                  Arkansas corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RMC CORPORATE CENTER, L.L.C., an Arizona limited liability company

                                  By:      RURAL/METRO CORPORATION,
                                           an Arizona corporation,
                                           Its Member

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RMC INSURANCE, LTD., a Barbados
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METROCOMMUNICATIONS SERVICES,
                                  INC., a Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO INTERNATIONAL, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  R/M MANAGEMENT CO., INC., an Arizona
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL.METRO MID-ATLANTIC, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  R/M OF MISSISSIPPI, INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF MISSISSIPPI, INC.,
                                  a Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  R/M PARTNERS, INC., a Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO TEXAS HOLDINGS, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO CORPORATION, an Arizona
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RURAL/METRO CORPORATION OF FLORIDA, a
                                  Florida corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO CORPORATION OF
                                  TENNESSEE, a Tennessee corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  R/M OF TENNESSEE G.P., INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  R/M OF TENNESSEE L.P., INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RURAL/METRO OF TENNESSEE L.P., a Delaware limited partnership

                                  By:  R/M OF TENNESSEE G.P., INC.,
                                  a Delaware corporation,
                                  Its General Partner

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RURAL/METRO FIRE DEPT., INC., an
                                  Arizona corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF ALABAMA, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF ARKANSAS, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF ARLINGTON, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RURAL/METRO OF CALIFORNIA, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO CANADIAN HOLDINGS, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF CENTRAL ALABAMA, INC.,
                                  a Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF CENTRAL OHIO, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF GEORGIA, INC., a Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RURAL/METRO OF INDIANA, INC., a Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF INDIANA, L.P., a Delaware limited partnership

                                  By:  THE AID AMBULANCE COMPANY, INC.,
                                       a Delaware corporation,
                                       Its General Partner

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF INDIANA II, L.P., a Delaware limited partnership

                                  By:  THE AID AMBULANCE COMPANY, INC.,
                                       a Delaware corporation,
                                       Its General Partner

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF KENTUCKY, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RURAL/METRO OF NEBRASKA, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF NEW YORK, INC., a Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF NORTH FLORIDA, INC., a
                                  Florida corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF OHIO, INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF OREGON, INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RURAL/METRO OF ROCHESTER, INC., a New
                                  York corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF SAN DIEGO, INC., a
                                  California corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF SOUTH CAROLINA, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF SOUTH DAKOTA, INC., a
                                  Delaware corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  RURAL/METRO OF TEXAS, INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  RURAL/METRO OF TEXAS, L.P., a Delaware
                                  limited partnership

                                  By:  R/M OF TEXAS G.P., INC.,
                                       a Delaware corporation,
                                       Its General Partner

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  R/M OF TEXAS G.P., INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  SIOUX FALLS AMBULANCE, INC., a South
                                  Dakota corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  SOUTHWEST AMBULANCE OF CASA
                                  GRANDE, INC., an Arizona corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  SOUTHWEST AMBULANCE OF
                                  SOUTHEASTERN ARIZONA, INC., an Arizona
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  SOUTH GEORGIA EMERGENCY MEDICAL
                                  SERVICES, INC., a Georgia corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  SOUTHWEST GENERAL SERVICES, INC., an
                                  Arizona corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  SW GENERAL, INC., an Arizona corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  TOWNS AMBULANCE SERVICE, INC., a New
                                  York corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  VALLEY FIRE SERVICE, INC., a Delaware
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  W & W LEASING COMPANY, INC., an Arizona
                                  corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                  THE WESTERN NEW YORK EMERGENCY
                                  MEDICAL SERVICES TRAINING INSTITUTE
                                  INC., a New York corporation

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  AGENT:

                                  FIRST UNION NATIONAL BANK, as Agent

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  LENDERS:

                                  FIRST UNION NATIONAL BANK, as Lender

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  FLEET BANK, N.A. (formerly known as Natwest
                                  Bank N.A.)

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  ABN AMRO BANK N.V.

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  WELLS FARGO BANK, N.A. (formerly known as
                                  First Interstate Bank of Arizona, N.A.


                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                  LIMITED


                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION


                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  BANQUE PARIBAS


                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                       Confirmation of Subsidiary Guaranty

         By execution of this Third Amendment, the undersigned hereby expressly consents to the modifications and amendments set forth herein, and hereby acknowledges, represents and agrees that its guaranty obligations set forth in
Article XI of the Credit Agreement remain in full force and effect.


                                  RURAL/METRO CORPORATION, A
                                  DELAWARE CORPORATION

                                  By:__________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                  Schedule 1.1


            LENDER                                                       ADDRESS
            ------                 COMMITMENT                            -------
                                       AND
                                   COMMITMENT
                                   PERCENTAGE
                                   ----------

First Union National Bank                 $32,000,000            One First Union Center
                                              16%                301 S. College St., TW-10
                                                                 Charlotte, NC 28288-0608
                                                                 Attn:  Syndication Agency Services
                                                                 Phone: (704) 383-0281
                                                                 Fax: (704) 383-0288


Fleet Bank, N.A.                          $28,000,000            1185 Avenue of Americas
                                              14%                New York, NY 10036
                                                                 Attn:  Robert A. Isaksen, V.P.
                                                                 Phone: (212) 819-5754
                                                                 Fax: (212) 819-4110


The First National Bank of                $24,000,000            777 South Figueroa St.
Chicago                                       12%                4th Floor
                                                                 Los Angeles, CA 90017-5800
                                                                 Attn:  James B. Junker, V.P.
                                                                 Phone: (213) 683-4948
                                                                 Fax: (213) 683-4999


Banque Paribas                            $25,000,000            2029 Century Park East
                                             12.5%               Suite 3900
                                                                 Los Angeles, CA 90067
                                                                 Attn: Don Unrun, Asst. VP
                                                                 Phone: (310) 551-7334
                                                                 Fax: (310) 556-8759


ABN Amro Bank N.V.                        $21,000,000            LA International Branch
                                             10.5%               300 S. Grand Avenue
                                                                 Suite 1115
                                                                 Los Angeles, CA 90071
                                                                 Attn:  Ellen M. Coleman,
                                                                 VP and Director
                                                                 Phone: (213) 687-2306

                                         COMMITMENT
                                            AND
                                         COMMITMENT
LENDER                                   PERCENTAGE              ADDRESS
                                                                 Fax: (213) 687-2061


The Long-Term Credit Bank of              $14,000,000            Los Angeles Agency
Japan Limited                                  7%                444 S. Flower Street, Suite 3700
                                                                 Los Angeles, CA 90071
                                                                 Attn:  Dennis Blank
                                                                 Phone: (213) 689-6330
                                                                 Fax: (213) 622-6908


Wells Fargo Bank                          $28,000,000            100 W. Washington
                                              14%                4th Floor
                                                                 Phoenix, AZ 85003
                                                                 Attn:  John Helms, VP
                                                                 Phone: (602) 528-6633
                                                                 Fax: (602) 229-4409


Bank of America National Trust            $28,000,000            Commercial Banking Department
and Savings Association                       14%                101 North 1st Avenue
                                                                 13th Floor
                                                                 Phoenix, AZ 85003
                                                                 Attn:  Ted Cunningham, VP
                                                                 Phone: (602) 594-4361
                                                                 Fax: (602) 594-2511
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